UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
15310 Barranca Parkway, Suite 100
Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC

Warrants to purchase Class A common stock	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On November 9, 2021, Advantage Solutions Inc. (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 9, 2021, at 5:00 p.m. ET, the Company will host a conference call announcing its financial results for the three months ended September 30, 2021. A copy of management’s earnings presentation materials is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The presentation will be accessible, live via audio broadcast, through a link posted on the Investor Relations section of the Company’s website at https://ir.advantagesolutions.net. This presentation will be available for audio replay for one week following the call.

The Company makes reference to non-GAAP financial information in the press release and earnings presentation materials. The Company’s non-GAAP financial measures should be viewed in addition to and not as a substitute for or superior to the Company’s reported results prepared in accordance with GAAP. Reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the data tables at the end of the press release and earnings presentation materials.

Item 7.01 Regulation FD Disclosure

The information set forth under Item 2.02 is incorporated by reference into this Item 7.01.

The information being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On November 9, 2021, the Company announced that the Board of Directors authorized a new share repurchase program (the “2021 Share Repurchase Program”), pursuant to which the Company may repurchase up to $100 million of the Company’s Class A common stock. The 2021 Share Repurchase Program does not have an expiration date, but provides for suspension or discontinuation at any time. The 2021 Share Repurchase Program permits the repurchase of our Class A common stock on the open market and in other means from time to time. The timing and amount of any share repurchase is subject to prevailing market conditions, relevant securities laws and other considerations, and the Company is under no obligation to repurchase any specific number of shares.

A copy of the press release announcing the 2021 Share Repurchase Program is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

The press releases and earnings presentation attached as exhibits in this Current Report on Form 8-K include information that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of the Company’s business. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,” “would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K/A filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 17, 2021 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Advantage Solutions Inc., dated November 9, 2021 regarding results for three months ended September 30, 2021.
99.2	Management’s Earnings Presentation for Advantage Solutions Inc., dated November 9, 2021.
99.3	Press Release issued by Advantage Solutions Inc., dated November 9, 2021 regarding share repurchase program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021

ADVANTAGE SOLUTIONS INC.

By:         /s/ Brian Stevens

Brian Stevens

Chief Financial Officer and

Chief Operating Officer